Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes

6. Income Taxes

The provision for income taxes consists of the following:

Year Ended	December 31, 2021	December 31, 2020

Current:
Federal	$-	$-
State	1,600	1,600

Total current	1,600	1,600

Deferred:
Federal	-	-
State	-	-

Total deferred	-	-

Provision for income taxes	$1,600	$1,600

The components of deferred tax assets and liabilities consist of the following:

	December 31, 2021	December 31, 2020

Deferred tax assets
Net operating losses	$9,189,000	$8,749,000
Accrued expenses	693,000	693,000
R&D credits	624,000	619,000
Stock compensation	8,287,000	8,287,000

Total	18,793,000	18,348,000

Less: Valuation allowance	(18,793,000)	(18,348,000)

	$-	$-

The Company’s federal and state net operating loss carryforwards at December 31, 2021 and 2020 were approximately $29,662,000 and $29,860,000, respectively, and will begin to expire in 2027 if not utilized.

The Company reviews its deferred tax assets for realization based upon historical taxable income, prudent and feasible tax planning strategies, the expected timing of the reversals of existing temporary differences and expected future taxable income. The Company has concluded that it is more likely than not that the deferred tax assets will not be realized. Accordingly, the Company has recorded a valuation allowance against the net deferred tax assets in the amount of $18,793,000 at December 31, 2021. The net change in the valuation allowance for the year ended December 31, 2021 was $445,000.

The effective tax rate differs from the statutory tax rate principally due to the change in valuation allowance, nondeductible permanent differences, credits, and state income taxes.

A reconciliation of the federal income tax rate to the Company’s effective tax rate for the years ended December 31, 2021 and 2020 is as follows:

	December 31, 2021	December 31, 2020

Statutory federal income tax rate	21.0%	21.0%
State taxes, net of federal tax benefit	6.2%	6.9%
Nondeductible permanent items	(0.1)%	(0.2)%
Deferred tax rate change	-%	-%
Research and development credit	0.3%	1.2%
Change in valuation allowance	(27.4)%	(28.9)%
Income tax provision	0.0%	0.0%

The Company’s effective tax rate is 0% for income tax for the years ended December 31, 2021 and 2020. Based on the weight of available evidence, including cumulative losses since inception and expected future losses, the Company has determined that it is more likely than not that the deferred tax asset amount will not be realized and therefore a valuation allowance has been provided on net deferred tax assets.

The Company files tax returns for U.S. Federal, State of Massachusetts, and State of California. The Company is not currently subject to any income tax examinations. Since the Company’s inception, the Company had incurred losses from operations, which generally allows all tax years to remain open.